UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2004

                                AJS Bancorp, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Federal                        000-33405               36-4485429
----------------------------        -----------------       --------------------
(State or other jurisdiction        (SEC File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

              14757 South Cicero Avenue, Midlothian, Illinois 60445
              -----------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 687-7400


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events
         ------------

         Not applicable.

Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)  No financial statements of businesses acquired are required.

         (b)  No pro forma financial information is required.

         (c) Attached as an exhibit is AJS Bancorp, Inc.'s (the "Company") news release announcing its June 30, 2004 earnings.

Item 8.  Change in Fiscal Year
         ---------------------

         Not applicable.

Item 9.  Regulation FD Disclosure
         ------------------------

         Not applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
         -----------------------------------------------------------------------

         Not applicable

Item 11. Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
         ----------------------------------------------------------------------
         Plans
         -----

         Not applicable

Item 12. Results of Operations and Financial Conditions
         ----------------------------------------------

         The Company announced its June 30, 2004 financial results by release. The press release is included as an exhibit.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                        AJS Bancorp, Inc.


DATE:  July 22, 2004                      By:  /s/ Lyn G. Rupich
                                               ---------------------------------
                                               Lyn G. Rupich
                                               President/Chief Operating Officer

                                  EXHIBIT INDEX
                                  -------------

99.1        News release dated July 21, 2004 announcing June 30, 2004 earnings.